UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 21, 2009

Date of Report (Date of earliest event reported)

Harrah’s Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive
Las Vegas, Nevada 89109
(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 22, 2009, Harrah’s Entertainment, Inc. issued a press release announcing the acceptance for payment by Harrah’s Operating Company, Inc. (the “Company”) of all of the Company’s (i) 5.500% Senior Notes due 2010 (CUSIP No. 413627AQ3; ISIN US413627AQ32), (ii) 7.875% Senior Subordinated Notes due 2010 (CUSIP No. 700690AQ3; ISIN No. US700690AQ34), (iii) 8.000% Senior Notes due 2011 (CUSIP No. 413627AH3; ISIN No. US413627AH33) and (iv) 8.125% Senior Subordinated Notes due 2011 (CUSIP Nos. 700690AL4 and 700690AK6; ISIN Nos. US700690AL47 and US700690AK63) that were tendered in the Company’s previously announced tender offers, which expired at midnight, New York City time, on October 21, 2009. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) The exhibits listed below and in the accompanying Exhibit Index are furnished as part of this Current Report on Form 8-K.

Exhibit	Description

99.1	Press Release, dated October 22, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRAH’S ENTERTAINMENT, INC.

Date: October 22, 2009	By:	/s/ MICHAEL D. COHEN
Michael D. Cohen Vice President, Associate General Counsel and Corporate Secretary